Exhibit 23.1
                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------


     We consent to the use in this Registration Statement of The Tracker Corporation of America, Inc. on Form SB-2/A of our report dated July 9, 1999, appearing in the Prospectus, which is part of this Registration Statement.


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Hirsch  Silberstein  &  Subelsky,  P.C.

Farmington  Hills,  Michigan

March  31,  2000


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